Prospectus supplement dated August 3, 2016
to the following prospectus(es):
America's marketFLEX VUL prospectus dated May 1, 2008
VIP Extra Credit Annuity (NLIC), VIP Extra Credit Annuity (NLAIC), Market Street VIP/2 Annuity (NLIC) prospectus dated May 1, 2002
VIP Premier DCA Annuity (NLIC) and VIP Premier DCA Annuity (NLAIC) prospectuses dated November 1, 2001
VIP Annuity (NLIC) and NLAIC VIP Annuity prospectuses dated May 2, 1994
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following changes are made to the prospectus:
1) Effective January 1, 2016, all references to Neuberger Berman Management LLC, Neuberger Berman LLC, and Neuberger Berman Fixed Income LLC as Sub-advisor to the following fund is changed to Neuberger Berman Investment Advisers LLC:
•	Nationwide Variable Insurance Trust – NVIT Multi-Manager Mid Cap Growth Fund
GWP-0639